BRIGHTHOUSE FUNDS TRUST II	SUMMARY PROSPECTUS April 30, 2021

MetLife Aggregate Bond Index Portfolio

Class A, Class B, Class E and Class G Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at www.brighthousefinancial.com/products/fund-resources. You can also get this information at no cost by calling 1-800-882-1292 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated April 30, 2021, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2020, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2020, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

Investment Objective

To track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E		Class G
Management Fee	0.25%		0.25%		0.25%		0.25%
Distribution and/or Service (12b-1) Fees	None		0.25%		0.15%		0.30%
Other Expenses	0.03%		0.03%		0.03%		0.03%

Total Annual Portfolio Operating Expenses	0.28%		0.53%		0.43%		0.58%
Fee Waiver *	(0.01%	)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses	0.27%		0.52%		0.42%		0.57%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2021 through April 30, 2022, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2022, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$28	$89	$156	$355
Class B	$53	$169	$295	$664
Class E	$43	$137	$240	$541
Class G	$58	$185	$323	$725

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) is a broad measure of the U.S. investment-grade fixed-income securities market. MetLife Investment Management, LLC (“MIM” or “Subadviser”), subadviser to the Portfolio, will invest in a selected stratified sample of the bonds included in the Index. The bonds purchased for the Portfolio are chosen by MIM based on a variety of models and factors to, as a group, reflect the composite performance of the Index. Although the Portfolio seeks to track the performance of the Index, its performance usually will not exactly match that of the Index because, among other things, the Portfolio incurs operating expenses. The Index is an unmanaged group of fixed-income securities, and therefore does not incur these expenses. The Portfolio may continue to hold debt securities that no longer are included in the Index, if, together with any money market instruments or cash, such holdings represent no more than 20% of the Portfolio’s net assets. The types of fixed-income securities generally included in the Index are U.S. Government securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities), debt obligations issued or guaranteed by U.S. corporations, debt obligations issued or guaranteed by foreign companies, sovereign governments, municipalities, governmental agencies or international agencies, asset-backed securities, residential and commercial mortgage-backed securities, and zero coupon securities.

MIM, under normal circumstances, invests at least 80% of the Portfolio’s net assets in debt securities included in the Index.

MIM may rebalance the Portfolio due to, among other things, cash flows into and out of the Portfolio or changes in the Index.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.

Passive Management Risk.    In attempting to track the returns of an index, the Portfolio may be more susceptible to risks than an actively managed portfolio because it generally will not use any defensive strategies to mitigate its risk exposure. In addition, the Portfolio’s returns may deviate from the index it seeks to track as a result of, among other things, portfolio operating expenses, transaction costs and delays in investing cash.

Sampling Error Risk.    To the extent the Portfolio holds only a subset of the index securities, the Portfolio is subject to the risk that its investment performance may not track that of the index as closely as it would if the Portfolio held every security in the index in the same proportions as the index.

Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social, economic and other developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit and counterparty risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are backed by lower rated securities, such as sub-prime obligations, or are subordinated to other interests in the same

MetLife Aggregate Bond Index Portfolio

mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

Zero Coupon Securities Risk.    Zero coupon securities may experience greater volatility in market value due to changes in interest rates than other income-producing securities. As a result of owning these securities, the Portfolio may have to liquidate other portfolio securities at inopportune times to satisfy its distribution obligations and be eligible for treatment as a regulated investment company.

Model and Data Risk.    When the quantitative models (“Models”) and information and data (“Data”) used in managing the Portfolio prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Portfolio may realize losses. In addition, any hedging based on faulty Models and Data may prove to be unsuccessful. Furthermore, the success of Models that are predictive in nature is dependent largely on the accuracy and reliability of the supplied historical data. All Models are susceptible to input errors which may cause the resulting information to be incorrect.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	3rd – 2011	3.90%
Lowest Quarter	4th – 2016	-3.03%

Average Annual Total Return as of December 31, 2020

	1 Year	5 Years	10 Years
Class A	7.21%	4.21%	3.58%
Class B	7.01%	3.95%	3.34%
Class E	7.10%	4.05%	3.43%
Class G	6.89%	3.90%	3.27%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for mutual fund fees or expenses)	7.51%	4.43%	3.84%

Management

Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

Subadviser.    MetLife Investment Management, LLC, is the subadviser to the Portfolio.

Portfolio Managers.    Stacey Lituchy, CFA, Managing Director, Jason Chapin, Director, and Brian Leonard, Associate Director, are the managers of the Portfolio. Ms. Lituchy has been the senior manager of the Portfolio since 2002. Mr. Chapin has been a manager of the Portfolio since 2016. Mr. Leonard has been a manager of the Portfolio since 2015.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

MetLife Aggregate Bond Index Portfolio

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